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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 21, 2002
                                                --------------------------------

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

          1-3305                                          22-1109110
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

  One Merck Drive, PO Box 100, Whitehouse Station, NJ          08889-0100
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       (Address of Principal Executive Offices)                (Zip Code)

   Registrant's telephone number, including area code     (908) 423-1000
                                                      --------------------------
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Item 4.  Changes in Registrant's Certifying Accountant.

     On February 26, 2002, the Board of Directors of Merck & Co., Inc. ("the Company") and its Audit Committee dismissed Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of PwC is subject to stockholder ratification at the Company's 2002 Annual Meeting of Stockholders to be held in April.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001, 2000 and 1999 and through March 21, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated March 21, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through the date of the Board's decision, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit 16       Letter from Arthur Andersen LLP to the       Filed with
                      Securities and Exchange Commission           this document
                      dated March 21, 2002
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MERCK & CO., Inc.




Date:  March 21, 2002                             By: /s/ Debra A. Bollwage
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                                                      DEBRA A. BOLLWAGE
                                                      Assistant Secretary
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                                  EXHIBIT INDEX

Exhibit
Number            Description

16                Letter from Arthur Andersen LLP to the
                  Securities and Exchange Commission
                  dated March 21, 2002